STATE OF CALIFORNIA
GRANT/LOAN AMENDMENT
CALIFORNIA ENERGY COMMISSION

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AGREEMENT NUMBER	AMENDMENT NUMBER
ARV-14-011	5

1. This Agreement is entered into between the State Agency and the Recipient named below:

STATE AGENCY'S NAME
State Energy Resources Conservation and Development Commission

RECIPIENT'S NAME
HyGen Industries, Inc.

2. The term of this Agreement: From: 07/22/2014 to: 11/30/2018

3. The maximum amount of this Agreement after this amendment is: $ 5,306,814 (Amendment $0)

4. The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:

The purpose of this amendment is a no-cost time extension of 23 months and a change in the Schedule.

- Exhibit A-1, Schedule of Products and Due Dates, is attached and replaces the previously approved Exhibit A-1, Schedule of Products and Due Dates, in its entirety.

RECIPIENT

RECIPIENT'S NAME (If other than an individual, state whether a corporation, partnership, etc.)
HyGen Industries, Inc.

BY (Authorized Signature) — [signature]

DATE SIGNED (Do not type) — 11/30/2016

NAME AND TITLE OF PERSON SIGNING
PAUL DILLON, CFO

ADDRESS
11693 San Vicente Blvd., Suite 445
Los Angeles, CA 90049

STATE OF CALIFORNIA

AGENCY NAME
State Energy Resources Conservation and Development Commission

BY (Authorized Signature) — [signature]

DATE SIGNED (Do not type) — 12/9/16

NAME AND TITLE OF PERSON SIGNING
Rachel L. Grant Kiley, Contracts, Grants and Loans Office Manager

ADDRESS
1516 Ninth Street
Sacramento, CA 95814-5512

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name		Product(s)	Due Date
1.1	**Attend Kick-off Meeting**			
			Updated Schedule of Products	11/10/2014
			Updated List of Match Funds	11/7/2014
			Updated List of Permits	10/27/2014
			Kick-Off Meeting Agenda (CEC)	9/30/2014
1.2	**Critical Project Review Meetings**			
			5th CPR Report	1/12/2017
		5th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
			Schedule for written determination (CEC)	Commission
			Written determination (CEC)	Commission
			6th CPR Meeting	10/21/15 1/19/16 3/15/2017
			CPR Report	3/31/2017
		6th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
			Schedule for written determination (CEC)	Commission
			Written determination (CEC)	Commission
1.3	**Final Meeting**			
			Written documentation of meeting agreements	~~10/31/2016~~ 11/28/2018
			Schedule for completing closeout activities	~~10/31/2016~~ 11/28/2018
1.4	**Monthly Progress Reports**			
			Monthly Progress Reports	The 10th of each month during the approved term of this Agreement
1.5	**Final Report**			
			Final Outline of the Final Report (assumes end date to match O&M Support Grant – if approved).	~~8/31/2016~~ 2/10/2018
			Draft Final Report (no less than 60 days before the end term of the agreement)	~~9/30/2016~~ 2/25/2018
			Final Report	~~11/2/2016~~ 4/10/2018
1.6	**Identify and Obtain Match Funds**			
			A letter regarding match funds or stating that no match funds are provided	12/23/2014
			Copy(ies) of each match fund commitment letter(s) (if applicable)	11/14/2014
			Letter(s) for new match funds (if applicable)	identifying new match funds
			Letter that match funds were reduced (if applicable)	identifying reduced match funds
1.7	**Identify and Obtain Required Permits**			
			Letter documenting the permits or stating that no permits are required	11/14/2014
			A copy of each approved permit (if applicable)	Within 10 days of receiving each permit

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

	Updated list of permits as they change during the term of the Agreement (if applicable)	Within 10 days of change in list of permits
	Updated schedule for acquiring permits as changes occur during the term of the Agreement (if applicable)	Within 10 days of change in schedule for obtaining permits

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

1.8	**Obtain and Execute Subcontracts**		
		Letter describing the subcontracts needed or stating no subcontractors will be required	~~11/14/2014~~ 01/14/2015
		Draft subcontracts	15 days prior to the scheduled execution date
		Final subcontracts	Within 10 days of execution
Task Number	***Task Name***	***Product(s)***	***Due Date***
	Orange Hydrogen Refueling Station		
2	**Orange Hydrogen Refueling Station Design and Engineering**		
		Design and engineering report	~~12/15/2014~~ ~~01/15/2015~~ ~~02/05/15~~ ~~02/13/15~~ **11/28/16**
		Copy of plot plan	~~12/17/2014~~ ~~01/15/2015~~ ~~2/05/15~~ ~~2/16/15~~ ~~4/27/15~~ **11/28/16**
		Equipment list	~~12/19/2014~~ 01/15/2015
		Copy of the contract for 100% renewable power	~~10/30/2015~~ ~~2/29/2016~~ ~~10/03/2016~~ **2/20/2017**
		Summary report of M&C and master station control center development	~~10/12/2015~~ ~~11/15/16~~ ~~11/20/16~~ 2/12/16
3	**Orange Hydrogen Refueling Station Installation**		
		Interim Construction Progress Report	~~7/15/2015~~ ~~10/16/2015~~ ~~1/10/2017~~ ~~6/20/2016~~ **12/1/2016**
		Photographs of installed station	~~10/30/2015~~ ~~1/10/2016~~ ~~10/20/2016~~ **1/30/2017**
4	**Orange Hydrogen Refueling Station Commissioning, Becoming Operational, and Continuing Operation**		

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

		Draft Operations and Maintenance Manual	~~9/15/2015~~ ~~10/31/2015~~ ~~1/10/2016~~ ~~8/15/2016~~ **5/7/2017**
		Final Operations and Maintenance Manual	~~10/15/2015~~ ~~11/15/2015~~ ~~2/29/2016~~ ~~11/10/2016~~ **5/15/2017**
		Written notification to the CAM as each hydrogen refueling station becomes operational	~~10/31/2015~~ ~~12/29/2015~~ ~~10/24/2016~~ **5/15/2017**
		List of entities where station can be tracked and mapped	~~11/4/2015~~ ~~1/5/2016~~ ~~10/24/2016~~ **5/5/2017**
		Summary report of monitoring and communications equipment installation and testing	~~11/4/2015~~ ~~1/5/2016~~ ~~9/30/2016~~ **4/26/2017**
6	**ALL Hydrogen Refueling Stations**		
	Data Collection and Analysis (All stations)		
		Data Collection Tool	quarterly
		Data collection information and analysis will be included in the Final Report	N/A
		Grant Ends	~~12/31/16~~ **11/30/2018**

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name	Product(s)	Due Date
1.1	**Attend Kick-off Meeting**		
		Updated Schedule of Products	~~9/26/14~~ 11/10/2014
		Updated List of Match Funds	~~9/26/14~~ 10/17/2014
		Updated List of Permits	~~9/26/14~~ 10/27/2014
		Kick-Off Meeting Agenda (CEC)	9/30/2014
1.2	**Critical Project Review Meetings**		
		CPR Report	1/12/2017
	5th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
		Schedule for written determination (CEC)	Commission
		Written determination (CEC)	Commission
		6th CPR Meeting	3/15/2017
		CPR Report	3/31/2017
	6th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
		Schedule for written determination (CEC)	Commission
		Written determination (CEC)	Commission
1.3	**Final Meeting**		
		Written documentation of meeting agreements	~~10/31/2016~~ **11/28/2018**
		Schedule for completing closeout activities	~~10/31/2016~~ **11/28/2018**
1.4	**Monthly Progress Reports**		
		Monthly Progress Reports	The 10th of each month during the approved term of this Agreement
1.5		**Final Report**	
		Final Outline of the Final Report (assumes end date to match O&M Support Grant – if approved).	~~8/31/2016~~ **9/25/2018**
		Draft Final Report (no less than 60 days before the end term of the agreement)	~~9/30/2016~~ **9/30/2018**
		Final Report	~~11/2/2016~~ **11/15/2018**
1.6	**Identify and Obtain Match Funds**		
		A letter regarding match funds or stating that no match funds are provided	**12/23/2014**
		Copy(ies) of each match fund commitment letter(s) (if applicable)	**10/14/2014**
		Letter(s) for new match funds (if applicable)	identifying new match funds
		Letter that match funds were reduced (if applicable)	identifying reduced match funds

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

1.7	**Identify and Obtain Required Permits**		
		Letter documenting the permits or stating that no permits are required	11/3/2014
		A copy of each approved permit (if applicable)	Within 10 days of receiving each permit
		Updated list of permits as they change during the term of the Agreement (if applicable)	Within 10 days of change in list of permits
		Updated schedule for acquiring permits as changes occur during the term of the Agreement (if applicable)	Within 10 days of change in schedule for obtaining permits
1.8	**Obtain and Execute Subcontracts**		
		Letter describing the subcontracts needed or stating no subcontractors will be required	~~11/14/2014~~ 01/14/2015
		Draft subcontracts	15 days prior to the scheduled execution date
		Final subcontracts	Within 10 days of execution

Task Number	Task Name	Product(s)	Due Date
	North Hollywood (formerly Pacific Palisades) Hydrogen Refueling Station		
2	**North Hollywood Hydrogen Refueling Station Design and Engineering**		
		Design and engineering report	~~2/17/2015~~ ~~4/17/2015~~ ~~6/17/2015~~ 12/22/2016
		Copy of plot plan	~~2/2/2015~~ ~~4/17/2015~~ ~~6/17/2015~~ 12/22/2016
		Equipment list	~~12/19/2014~~ 01/14/2015
		Copy of the contract for 100% renewable power	~~10/30/2015~~ ~~12/30/2015~~ **7/3/2017**
		Summary report of M&C and master station control center development	10/12/2015
3	**North Hollywood Hydrogen Refueling Station Installation**		
		Interim construction progress report	~~7/15/2015~~ ~~9/15/2015~~ **6/25/2017**
		Photographs of installed station	~~10/30/2015~~ ~~1/4/2016~~ **8/1/2017**

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

4	**North Hollywood Hydrogen Refueling Station Commissioning, Becoming Operational, and Continuing Operation**	
	Draft Operations and Maintenance Manual	~~6/15/2015~~ ~~8/17/2015~~ ~~12/15/2015~~ **6/15/2017**
	Final Operations and Maintenance Manual	~~10/15/2015~~ ~~12/15/2015~~ ~~1/15/2016~~ **7/10/2017**
	Written notification to the CAM as each hydrogen refueling station becomes operational	~~10/31/2015~~ ~~12/31/2015~~ **9/25/2017**
	List of entities where station can be tracked and mapped	~~11/1/2015~~ ~~12/01/2015~~ ~~1/15/2016~~ **7/7/2017**
	Summary report of monitoring and communications equipment installation and testing	~~11/1/2015~~ ~~12/01/2015~~ ~~12/31/2015~~ **7/5/2017**
5	**ALL Hydrogen Refueling Stations**	
	Data Collection and Analysis (All stations)	
	Data Collection Tool	quarterly
	Begin 12 months of Data Collection	11/1/2017
	Complete 12 months of Data Collection	10/31/2018
	Data collection information and analysis will be included in the Final Report	N/A
	Grant Ends	~~12/31/16~~ **11/30/2018**

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name	Product(s)	Due Date
1.1	**Attend Kick-off Meeting**		
		Updated Schecule of Products	~~9/26/14~~ 11/10/2014
		Updated List of Match Funds	~~9/26/14~~ 10/17/2014
		Updated List of Permits	~~9/26/14~~ 10/27/2014
		Kick-Off Meeting Agenda (CEC)	9/30/2014
1.2	**Critical Project Review Meetings**		
		5th CPR Meeting	**1/12/2017**
		CPR Report	**1/12/2017**
	5th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
		Schedule for written determination (CEC)	Commission
		Written determination (CEC)	Commission
		6th CPR Meeting	**3/15/2017**
		CPR Report	**3/31/2017**
	6th CPR Meeting	Agenda and a list of expected participants (CEC)	Commission
		Schedule for written determination (CEC)	Commission
		Written determination (CEC)	Commission
1.3	**Final Meeting**		
		Written documentation of meeting agreements	~~10/31/2016~~ **11/28/2018**
		Schedule for completing closeout activities	~~10/31/2016~~ **11/28/2018**
1.4	**Monthly Progress Reports**		
		Monthly Progress Reports	The 10th of each month during the approved term of this Agreement
1.5	**Final Report**		
		Final Report – Final Outline	~~8/31/2016~~ ~~11/30/2016~~ **9/5/2018**
		Final Report - Draft Final Report	~~9/30/2016~~ ~~12/30/2016~~ **9/28/2018**
		Final Report - Submitted by	~~11/2/2016~~ **11/10/2018**
1.6	**Identify and Obtain Match Funds**		
		A letter regarding match funds or stating that no match funds are provided	**12/23/2014**
		Copy(ies) of each match fund commitment letter(s) (if applicable)	**10/14/2014**

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name	Product(s)	Due Date
		Letter(s) for new match funds (if applicable)	Within 10 days of identifying new match funds

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name	Product(s)	Due Date
		Letter that match funds were reduced (if applicable)	Within 10 days of identifying reduced match funds
1.7	**Identify and Obtain Required Permits**		
		Letter documenting the permits or stating that no permits are required	11/3/2014
		A copy of each approved permit (if applicable)	Within 10 days of receiving each permit
		Updated list of permits as they change during the term of the Agreement (if applicable)	change in list of permits
		Updated schedule for acquiring permits as changes occur during the term of the Agreement (if applicable)	Within 10 days of change in schedule for obtaining permits
1.8	**Obtain and Execute Subcontracts**		
		Letter describing the subcontracts needed or stating no subcontractors will be required	~~11/14/2014~~ ~~1/14/2015~~ 3/14/2017
		Draft subcontracts	15 days prior to the scheduled execution date
		Final subcontracts	Within 10 days of execution
	Rohnert Park Hydrogen Refueling Station		
2	**Rohnert Park Hydrogen Refueling Station Design and Engineering**		
		Design and engineering report	~~12/15/2014~~ ~~01/15/2015~~ ~~02/05/15~~ 04/15/2017
		Copy of plot plan	~~12/17/2014~~ ~~01/15/2015~~ ~~02/05/15 2/16/15~~ 04/15/2017
		Equipment list	~~12/19/2014~~ 01/15/2015
		Copy of the contract for 100% renewable power	~~10/30/2015~~ ~~2/26/2016~~ ~~10/03/2016~~ **7/10/2017**
		Summary report of M&C and master station control center development	~~10/12/2015~~ ~~11/15/15~~ ~~11/20/15~~ 2/12/2016

Exhibit A
Attachment A-1
Schedule of Products and Due Dates

Task Number	Task Name	Product(s)	Due Date
3	**Rohnert Park Hydrogen Refueling Station Installation**		
		Interim construction progress report	~~7/15/2015~~ ~~10/15/2015~~ ~~1/10/2016~~ ~~6/20/2016~~ ~~10/25/2016~~ **8/15/2017**
		Photographs of installed station	~~10/30/2015~~ ~~1/10/2016~~ ~~10/20/2016~~ **9/30/2017**
4	**Rohnert Park Hydrogen Refueling Station Commissioning, Becoming Operational, and Continuing Operation**		
		Draft Operations and Maintenance Manual	~~6/15/2015~~ ~~10/31/2015~~ ~~1/10/2016~~ ~~8/15/2016~~ **9/5/2017**
		Final Operations and Maintenance Manual	~~10/15/2015~~ ~~11/15/15~~ ~~2/28/16~~ ~~11/10/16~~ **9/25/2017**
		Written notification to the CAM as each hydrogen refueling station becomes operational	~~10/31/2015~~ ~~12/29/2015~~ ~~10/24/2016~~ **10/4/2017**
		List of entities where station can be tracked and mapped	~~11/1/2015~~ ~~1/5/16~~ ~~10/24/16~~ **9/27/17**
		Summary report of monitoring and communications equipment installation and testing	~~11/1/2015~~ ~~1/5/2016~~ ~~9/30/2016~~ **9/15/2017**
5	**Data Collection and Analysis (All stations)**		
		Data Collection Tool	quarterly
		Data collection information and analysis will be included in the Final Report	N/A
		Grant Ends	~~12/31/16~~ **11/30/2018**